Exhibit 10.7

AMENDMENT TO TRANSITION SERVICES AGREEMENT

This Amendment to the Transition Services Agreement (the “Amendment”), effective as of February 1, 2023 (the “Amendment Effective Date”), between Flextronics International USA, Inc., a California corporation (“Flex”), and Nextracker LLC, a Delaware limited liability company (“OpCo”, and together with Flex, the “Parties”, and each, a “Party”).

WHEREAS, the Parties have entered into a Transition Services Agreement, entered into on February 1, 2022 (the “Existing Agreement”); and

WHEREAS, the Parties hereto desire to amend the Existing Agreement to update certain details regarding the services and the term of the Existing Agreement on the terms and subject to the conditions set forth herein; and

WHEREAS, pursuant to Section 7.08 of the Existing Agreement, the amendments contemplated by the Parties must be contained in a written agreement signed by each Party.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Existing Agreement.

2. Amendments to the Existing Agreement. As of the Amendment Effective Date:

(a) Exhibit A to the Existing Agreement is hereby replaced in its entirety by Exhibit A to this Amendment

(b) Section 7.09(a) is amended and restated as follows:

“(a) This Agreement and all rights and remedies in connection herewith, shall be governed by and construed in accordance with the laws of the State of Delaware, excluding any conflict-of-laws rule or principle (whether under the laws of Delaware or any other jurisdiction) that might refer the governance or the construction of this Agreement to the law of another jurisdiction. If any provision of this Agreement or its application to any Person or circumstance is held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other Persons or circumstances will not be affected thereby, and such provision will be enforced to the greatest extent permitted by law.”

3. Limited Effect. Except as expressly provided in this Amendment, all of the terms and provisions of the Existing Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Existing Agreement or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Party. On and after the Amendment Effective Date, each reference in the Existing Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the Existing Agreement in any other agreements, documents, or instruments will mean and be a reference to the Existing Agreement as amended by this Amendment.

4. Miscellaneous.

(a) This Amendment is governed by and construed in accordance with the laws of the State of Delaware, excluding any conflict-of-laws rule or principle (whether under the laws of Delaware or any other jurisdiction) that might refer the governance or the construction of this Agreement to the law of another jurisdiction.

(b) This Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Amendment delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Amendment.

(c) This Amendment constitutes the sole and entire agreement between the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter.

IN WITNESS WHEREOF, the Parties have executed this Amendment, effective as of the Amendment Effective Date.

Flextronics International USA, Inc.

By
Name:
Title:

Nextracker LLC

By
Name:
Title:

2

Exhibit A

SERVICES SCHEDULE